AFL-CIO HOUSING INVESTMENT TRUST 2101 South Michigan Apartments Chicago, IL

PROJECT DESCRIPTION

The project involved the major rehabilitation of 2101 South Michigan, a 26-story residential tower on Chicago’s Near South Side. The 250-unit building has provided affordable rental housing for Chicago residents for over 40 years. Built in 1971 with financial assistance from the Federal Housing Administration’s Section 236 program, the property had been in need of major upgrades to extend its useful life, become more energy efficient, and provide residents with updated finishes and features. The $42 million renovation included a new lobby, community room, and on-site laundry facility as well as upgraded amenities in the individual units, such as energy-efficient appliances.

“The HIT’s investment in 2101 South Michigan helped ensure that quality housing near Chicago’s downtown Loop remains available to individuals and families at all income levels.”

—Stephanie H. Wiggins, HIT Executive Vice President and Chief Investment Officer

HIT ROLE

The HIT provided $32 million in financing for 2101 South Michigan through the purchase of taxable Ginnie Mae construction loan certificates and a permanent loan certificate in July 2013. The HIT worked closely with PNC Real Estate and Developers Mortgage Corporation to finance the project.

The project was part of the HIT’s Chicago Community Investment Plan, which was launched in 2005 to address housing and community development needs of working families in the Chicago area by financing low- and moderate-income housing. Projects financed between 2005 and 2015 represent over 2,750 units – 80% of which are affordable – and more than 2,900 estimated union construction jobs.*

SOCIAL IMPACT

“We appreciate the HIT’s
continuing commitment to
Chicago. The jobs are important
to our members at a time when
unemployment is still much too
high.”

—Tom Villanova, Then President, Chicago
and Cook Country

The 2101 South Michigan property is located in Chicago’s South Loop neighborhood, an area that is experiencing a growing demand for residential space and neighborhood amenities. Ninety of the building’s 250 units remained affordable through a long-term Housing Assistance Payment (HAP) contract administered by the U.S. Department of Housing and Urban Development. The contract extended the affordability component of the property for another 20 years, with 39 of these affordable units restricted to residents age 62 and older. Rehabilitation work on the aging property generated an estimated 245 union construction jobs.*

*Job and economic benefit figures in this report are calculated using an IMPLAN input-output model developed by Pinnacle Economics, Inc.

ABOUT THE HIT

The AFL-CIO Housing Investment Trust (HIT) is a fixed-income investment company registered with the Securities and Exchange Commission. Its investors include union and public employee pension plans and labor organizations. The HIT invests primarily in government and agency insured and guaranteed multifamily mortgage-backed securities. The HIT is one of the earliest and most successful practitioners of socially responsible impact investing, with a track record beginning in 1984 that demonstrates the added value derived from union-friendly investments. The investment objective of the HIT is to provide competitive returns for its investors and to promote the collateral objectives of constructing affordable housing and generating employment for union members in the construction trades and related industries. More information is available on the HIT’s website, aflcio-hit.com.

This document provides information about a project or projects financed by the HIT which may or may not be reflective of other financed projects or refer to an asset currently held in the HIT’s portfolio. Investors should consider the HIT’s investment objectives, risks, charges, and expenses carefully before investing. This and other information is contained in HIT’s prospectus, available at aflcio-hit.com or by calling 202-331-8055. The prospectus should be read carefully before investing.

AFL-CIO HOUSING INVESTMENT TRUST

2401 Pennsylvania Ave, NW Suite 200

Washington D.C. 20037

T: 202-331-8055  |  F: 202-331-8190  |  www.aflcio-hit.com

10/2018